SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 13, 2005
TERAYON COMMUNICATION SYSTEMS, INC.
(Exact name of Registrant as specified in its charter)

Delaware	000-24647	77-0328533

(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)
4988 Great America Parkway, Santa Clara, CA 95054
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (408) 235-5500
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
ITEM 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2

Item 7.01. Regulation FD Disclosure.
     On September 13, 2005, Terayon Communication Systems, Inc. (“Terayon”) announced that Terayon’s Chief Executive Officer, Jerry Chase, and Chief Financial Officer, Mark Richman, will present at the Merriman Curhan Ford & Co. 2nd Annual Investor Summit on Monday, September 19, 2005 in San Francisco.
     On September 20, 2005, Terayon announced that Frontiers, a leading digital video systems integrator serving Japanese television broadcasters, cable television operators, satellite providers and telecommunications carriers, has joined the Terayon Partner Program.
ITEM 9.01 Financial Statements and Exhibits.
(c) Exhibits.

Exhibit 99.1	Terayon to Present at Merriman Curhan Ford & Co. 2nd Annual Investor Summit 2005

Exhibit 99.2	Terayon and Frontiers Partner for Expanding Japanese IPTV Video Market

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Terayon Communication Systems, Inc.
By:	/s/ Mark Richman
Mark Richman
Chief Financial Officer

Date: September 26, 2005

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EXHIBIT INDEX

Exhibit
No.	Description
Exhibit 99.1	Terayon to Present at Merriman Curhan Ford & Co. 2nd Annual Investor Summit 2005

Exhibit 99.2	Terayon and Frontiers Partner for Expanding Japanese IPTV Video Market

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